                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of February 1, 1996 96-3 between the Company and Firstar Trust Company, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from September 1, 1996 to September 30, 1996 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 9th day of October, 1996.

                                       GREEN TREE FINANCIAL CORP.



                                       BY: /s/Phyllis A. Knight
                                           --------------------
                                           Phyllis A. Knight
                                           Vice President and Treasurer

                       GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.45%, 6.70%,
                               7.10%, 7.35%, 7.85%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                September 1996


                              CUSIP#'S  393505-MA7,MB5,MC3,MD1,ME9,MF6
                              TRUST ACCOUNT #80-4135900
                              REMITTANCE DATE: 10/15/96
                                                 Total  $     Per $1,000
                                                 Amount        Original
                                              ------------   -----------
Class A Certificates
--------------------
(1a)  Amount available (including Monthly
      Servicing Fee)                         $4,458,992.81

(b)   Class M-1 Interest Deficiency Amount
      (if any) and Class B-1 Interest
      Deficiency Amount (if any) withdrawn
      for prior Remittance Date                       0.00

(c)   Amount Available after giving effect to
      withdrawal of Class M-1 Interest
      Deficiency Amount and B-1 Interest
      Deficiency Amount for prior Remittance
      Date                                    4,458,992.81

A.    Interest
      (2) Aggregate Interest
          a. Class A-1 Remittance Rate (6.05%)        6.05%
          b. Class A-1 Interest                 206,068.02     4.04054941
          c. Class A-2 Remittance Rate (6.45%)        6.45%
          d. Class A-2 Interest                 306,375.00     5.37500000
          e. Class A-3 Remittance Rate (6.70%)        6.70%
          f. Class A-3 Interest                 251,250.00     5.58333333
          g. Class A-4 Remittance Rate (7.10%)        7.10%
          h. Class A-4 Interest                 207,083.33     5.91666657
          i. Class A-5 Remittance Rate (7.35%)        7.35%
          j. Class A-5 Interest                 287,875.00     6.12500000
          k. Class A-6 Remittance Rate (7.85%,
             unless Weighted Average Contract
             rate is below 7.85%)                     7.85%
          l. Class A-6 Interest                 481,793.75     6.54166667

      (3) Amount applied to:
          a. Unpaid Class A Interest
             Shortfall                                 .00            .00

                       GREEN TREE FINANCIAL CORPORATION
   MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.45%, 6.70%,
                              7.10%, 7.35%, 7.85%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                September 1996
                                    Page 2

                                    CUSIP#'S   393505-MA7,MB5,MC3,MD1,ME9,MF6
                                    TRUST ACCOUNT #80-4135900
                                    REMITTANCE DATE: 10/15/96

     (4)    Remaining:
            a. Unpaid Class A Interest
               Shortfall                                 .00             .00
B.   Principal
     (5)    Formula Principal Distribution
             Amount                             1,672,680.81             N/A
            a. Scheduled Principal                512,759.21             N/A
            b. Principal Prepayments            1,079,870.34             N/A
            c. Liquidated Contracts                80,051.26             N/A
            d. Repurchases                               .00             N/A

     (6)    Pool Scheduled Principal
             Balance                          360,079,125.34    968.27008062
     (6a)   Pool Factor                            .96827008

     (7)    Unpaid Class A Principal Shortfall
             (if any) following prior Remittance
             date                                        .00

     (8)    Class A Percentage for such Remittance
             Date                                      91.77%

     (9)    Class A Percentage for the following
              Remittance Date                          91.74%

     (10)   Class A Principal Distribution:
            a. Class A-1                        1,672,680.81     32.79766294
            b. Class A-2                                 .00             .00
            c. Class A-3                                 .00             .00
            d. Class A-4                                 .00             .00
            e. Class A-5                                 .00             .00
            f. Class A-6                                 .00             .00

     (11)    Class A-1 Principal Balance        39,200,315.34    768.63363412
     (11a)   Class A-1 Pool Factor                  .76863363

     (12)    Class A-2 Principal Balance        57,000,000.00    1000.0000000
     (12a)   Class A-2 Pool Factor                 1.00000000

                       GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.45%, 6.70%, 7.10%,
                                  7.35%, 7.85
                   PASS-THROUGH CERTIFICATES, SERIES 1996-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                September, 1996
                                    Page 3

                                   CUSIP#'S  393505-MA7, MB5, MC3, MD1, ME9, MF6
                                   TRUST ACCOUNT #80-4135900
                                   REMITTANCE DATE: 10/15/96


(13)  Class A-3 Principal Balance               45,000,000.00      1000.0000000
(13a)  Class A-3 Pool Factor                       1.00000000

(14)  Class A-4 Principal Balance               35,000,000.00      1000.0000000
(14a)  Class A-4 Pool Factor                       1.00000000

(15)  Class A-5 Principal Balance               47,000,000.00      1000.0000000
(15a)  Class A-5 Pool Factor                       1.00000000

(16)  Class A-6 Principal Balance               73,650,000.00      1000.0000000
(16a)  Class A-6 Pool Factor                       1.00000000

(17)  Unpaid Class A Principal Shortfall
      (if any) following current Remittance
      Date                                                .00

C.  Aggregate Scheduled Balances and Number of Delinquent
    Contracts as of Determination Date

  (18)  31-59 days                               3,515,705.25               118

  (19)  60 days or more                          1,990,026.84                71

  (20)  Current Month Repossessions                403,715.82                15

  (21)  Repossession Inventory                     975,338.85                35


Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in May 2000)

(22)  Average Sixty-Day Delinquency Ratio Test

      (a)  Sixty-Day Delinquency Ratio for current
           Remittance Date                                                  .55%

                       GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.45%, 6.70%, 7.10%,
                                  7.35%, 7.85
                   PASS-THROUGH CERTIFICATES, SERIES 1996-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                September, 1996
                                    Page 4

                                  CUSIP#'S  393505-MA7, MB5, MC3, MD1, ME9, MF6
                                  TRUST ACCOUNT #80-4135900
                                  REMITTANCE DATE: 10/15/96

      (b)  Average Sixty-Day Delinquency Ratio (arithmetic
           average of ratios for this month and two preceding
           months; may not exceed 3.5%)                                     .35%

(23)  Average Thirty-Day Delinquency Ratio Test

      (a)  Thirty-Day Delinquency Ratio for current
           Remittance Date                                                  .98%

      (b)  Average Thirty-Day Delinquency Ratio (arithmetic
           average of ratios for this month and two preceding
           months; may not exceed 5.5%)                                     .77%

(24)  Cumulative Realized Losses Test

      (a)  Cumulative Realized Losses for the current Remittance
           Date (as a percentage of Cut-off Date Pool Principal
           Balance; may not exceed 5.5% from April 1, 2000 to
           March 31, 2001, 6.5% from April 1, 2001 to March 31,
           2002, 8.5% from April 1, 2002 to May 31, 2003 and
           and 9.5% thereafter)                                             .02%

(25)  Current Realized Losses Test

      (a)  Current Realized Losses for current Remittance Date         29,921.90

      (b)  Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by
           arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
           may not exceed 2.25%)                                            .05%

                       GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.45%, 6.70%, 7.10%,
                                  7.35%, 7.85
                   PASS-THROUGH CERTIFICATES, SERIES 1996-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                September, 1996
                                    Page 5

                                  CUSIP#'S  393505-MA7, MB5, MC3, MD1, ME9, MF6
                                  TRUST ACCOUNT #80-4135900
                                  REMITTANCE DATE: 10/15/96

(26)  Class M-1 Principal Balance Test
      (a)  The sum of Class M-1 Principal Balance and Class B
           Principal Balance (before distributions on current
           Remittance Date) divided by Pool Scheduled Principal
           Balance as of preceding Remittance Date (must equal
           or exceed 25.5%)                                               17.48%


(27)  Class B Principal Balance Test

      (a)  Class B Principal Balance (before any distributions
           on current Remittance Date) as of such Remittance
           date greater than $7,437,576.00                                  .00

      (b)  Class B Principal Balance (before any distributions
           on current Remittance Date) divided by pool Scheduled
           Principal Balance as of preceding Remittance Date is
           equal to or greater than 12.00%                                 8.23%


                                                     Total $        Per $1,000
                                                     Amount          Original
                                                     -------        ----------

CLASS M1 CERTIFICATES
---------------------

(28)  Amount available (including Monthly
      Servicing Fee)                             1,045,866.89

A.    Interest

(29)  Aggregate interest
      a.  Class M-1 Remittance Rate (7.70%,
          unless Weighted Average Contract
          Rate is below 7.70%)                           7.70%
      b.  Class M-1 Interest                       214,765.83         6.41666657

(30)  Amount applied to Class M-1 Interest
      Deficiency Amount                                   .00                  0

                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.70%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                September, 1996
                                    Page 6

                                                       CUSIP#'S  393505-MG4
                                                       TRUST ACCOUNT #80-4135900
                                                       REMITTANCE DATE: 10/15/96

                                                     Total $        Per $1,000
                                                     Amount          Original
                                                     -------        ----------


(31)  Remaining unpaid Class M-1 Interest
      Deficiency Amount                                   .00

(32)  Amount Applied to:
      a.  Unpaid Class M-1 Interest Shortfall             .00            0

(33)  Remaining:
      a.  Unpaid Class M-1 Interest Shortfall             .00            0

B.    Principal

(34)  Formula Principal Distribution Amount
      a.  Scheduled Principal                             .00           N/A
      b.  Principal Prepayments                           .00           N/A
      c.  Liquidated Contracts                            .00           N/A
      d.  Repurchases                                     .00           N/A

(35)  Class M-1 Principal Balance               33,470,000.00      1000.00000000
(35a)  Class M-1 Pool Factor                       1.00000000

(36)  Class M-1 Percentage for such Remittance
      Date                                                .00%

(37)  Class M-1 Principal Distribution:
      a.  Class M-1 (current)                             .00         0.00000000
      b.  Unpaid Class M-1 Principal Shortfall
          (if any) following prior Remittance
          Date                                            .00

(38)  Unpaid Class M-1 Principal Shortfall
      (if any) following current Remittance
      Date                                                .00

(39)  Class M-1 Percentage for the following
      Remittance Date                                     .00%

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.70%, 8.05%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                September, 1996
                                    Page 7

                              CUSIP#'S  393505-MH2, MJ8
                              TRUST ACCOUNT #80-4135900
                              REMITTANCE DATE: 10/15/96


                                                 Total $         Per $1,000
                                                 Amount           Original
                                                 -------         ----------



Class B1 Certificates
---------------------
(1)   Amount Available less the Class A
      Distribution Amount and Class M-1
      Distribution amount (including Monthly
      Servicing Fee)                            831,101.06

(2)   Class B-1 Remittance Rate (7.70% unless
      Weighted Average Contract Rate is
      below 7.70%)                                   7.70%

(3)   Aggregate Class B1 Interest                95,447.92       6.41666689

(4)   Amount applied to Unpaid Class
      B1 Interest Shortfall                            .00              .00

(5)   Remaining unpaid Class B1
      Interest Shortfall                               .00              .00

(6)   Amount applied to Class B1 Interest
      Deficiency Amount                                .00

(7)   Remaining Unpaid Class B-1 Interest
      Deficiency Amount                                .00

(8)   Unpaid Class B1 Principal Shortfall
      (if any) following prior Remittance Date         .00

(8a)  Class B Percentage for such Remittance Date      .00

(9)   Current Principal (Class B Percentage of
      Formula Principal Distribution Amount)           .00

(10a) Class B1 Principal Shortfall                     .00

(10b) Unpaid Class B1 Principal Shortfall              .00


                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.70%, 8,05%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                September, 1996
                                    Page 8

                            CUSIP#'S   393505-MH2, MJ8
                            TRUST ACCOUNT #80-4135900
                            REMITTANCE DATE: 10/15/96


                                               Total $           Per $1,000
                                               Amount             Original
                                               -------           ----------
(11)    Class B Principal Balance           29,758,810.00

(12)    Class B1 Principal Balance          14,875,000.00

Class B2 Certificates
--------------------------

(13)    Remaining Amount Available             735,653.14

(14)    Class B-2 Remittance Rate (8.05%
        unless Weighted Average Contract
        Rate is less than 8.05%)                    8.05%

(15)    Aggregate Class B2 Interest             99,845.56        6.70833342

(16)    Amount applied to Unpaid Class
        B2 Interest Shortfall                         .00               .00

(17)    Remaining Unpaid Class B2
        Interest Shortfall                            .00               .00

(18)    Unpaid Class B2 Principal Shortfall
        (if any) following prior Remittance
        Date                                          .00

(19)    Class B2 Principal Liquidation Loss Amount    .00

(20)    Class B2 Principal (zero until Class
        B1 paid down; thereafter, Class B
        Percentage of Formula Principal
        Distribution Amount)                          .00

(21)    Guarantee Payment                             .00

(22)    Class B2 Principal Balance          14,883,810.00


                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.70%, 8.05%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                September, 1996
                                    Page 9

                             CUSIP#'S  393505-MH2, MJ8
                             TRUST ACCOUNT #80-4135900
                             REMITTANCE DATE: 10/15/96


                                                    Total $        Per $1,000
                                                    Amount          Original
                                                    -------        ----------
(23)  Monthly Servicing Fee (Deducted from
      Certificate Account balance to arrive at
      Amount Available if the Company or Green
      Tree Financial Corporation is not the
      Servicer; deducted from funds remaining
      after payment of Class A Distribution
      Amount, Class M-1 Distribution Amount,
      Class B-1 Distribution Amount and Class
      B-2 Distribution Amount; if the Company
      or Green Tree Financial Corporation
      is the Servicer)                              150,729.92

(24)  3% Guarantee Fee                              485,077.66

(25)  Class C Residual Payment                             .00

(26)  Class M-1 Interest Deficiency on such
      Remittance Date                                      .00

(27)  Class B-1 Interest Deficiency on such
      Remittance Date                                      .00

(28)  Repossessed Contracts                         403,715.82

(29)  Repossessed Contracts Remaining
      in Inventory                                  975,338.85

(30)  Weighted Average Contract Rate                   9.92274


                                     GTFC
                                    1996-3
                                September 1996
                              Defaulted Contracts


Estimated
                                                               Loss At
         Account#    Principal     Interest      Amount       Sale Date
         --------    ----------    --------    ----------    -----------
         40316210     14,265.58       88.32     14,353.90       9,902.42
         46302039     34,751.32      215.16     34,966.48      10,556.84
         63322042     31,034.36      192.15     31,226.51       5,961.64

         TOTALS      $80,051.26     $495.63    $80,546.89     $26,420.90
                     ==========     =======    ==========     ==========